UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2012

ABERCROMBIE & FITCH CO.

(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6301 Fitch Path, New Albany, Ohio 43054

(Address of principal executive offices) (Zip Code)

(614) 283-6500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

On June 20, 2012, Jonathan Ramsden, Executive Vice President and Chief Financial Officer of Abercrombie & Fitch Co. (the “Registrant”), presented at the 9th Annual Deutsche Bank Global Consumer Conference in Paris, France. A copy of the transcript of his presentation is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. As contemplated by the Registrant’s news release issued on June 11, 2012, in connection with the June 20, 2012 presentation by Mr. Ramsden, the Registrant contemporaneously made available on its website the audio portion of the presentation as well as the accompanying slides. The slides which accompanied the presentation by Mr. Ramsden, which are available under the “Investor Presentations” tab in the “Investors” section of the Registrant’s website, located at www.abercrombie.com, are included as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(a) through (c) Not applicable.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Transcript of presentation made by Jonathan Ramsden, Executive Vice President and Chief Financial Officer of Abercrombie & Fitch Co., at the 9th Annual Deutsche Bank Global Consumer Conference on June 20, 2012

99.2	Slides accompanying presentation made by Jonathan Ramsden, Executive Vice President and Chief Financial Officer of Abercrombie & Fitch Co., at the 9th Annual Deutsche Bank Global Consumer Conference on June 20, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: June 21, 2012	By:	/s/ Jonathan E. Ramsden
Jonathan E. Ramsden
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated June 21, 2012

Abercrombie & Fitch Co.

Exhibit No.	Description

99.1	Transcript of presentation made by Jonathan Ramsden, Executive Vice President and Chief Financial Officer of Abercrombie & Fitch Co., at the 9th Annual Deutsche Bank Global Consumer Conference on June 20, 2012

99.2	Slides accompanying presentation made by Jonathan Ramsden, Executive Vice President and Chief Financial Officer of Abercrombie & Fitch Co., at the 9th Annual Deutsche Bank Global Consumer Conference on June 20, 2012